UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 30, 2004



                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        0-32523                 98-0222710
State or other jurisdiction     (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


              1200 MacArthur Boulevard                              07430
                 Mahwah, New Jersey                               (Zip Code)
      (Address of principal executive offices)



       Registrant's telephone number, including area code: (201) 760-6464


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

       (b) Effective September 30, 2004, Angelo Secci, M.D., our Vice President of Clinical Research, resigned his position with our company in order to pursue other business opportunities. We are actively seeking to hire an executive with medical imaging device experience to replace Dr. Secci.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DOBI MEDICAL INTERNATIONAL, INC.



Date: October 1, 2004                           By:  /s/ Phillip C. Thomas
                                                     ---------------------------
                                                         Phillip C. Thomas
                                                         Chief Executive Officer


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